New Jersey
atlantic city electric
pepco
Delaware
Virginia
delmarva power
Virginia
Hybrid

Pepco Holdings Inc

Positioned for Success Today…
Building for Success Tomorrow
Wall Street Access/Berenson & Company
Wall Street Access/Berenson & Company
Transmission/Distribution Seminar
Transmission/Distribution Seminar
Paul Barry, Senior Vice President & CFO
Paul Barry, Senior Vice President & CFO
William Gausman, Vice President, Asset Management
William Gausman, Vice President, Asset Management
January 9, 2008
January 9, 2008

Safe Harbor Statement
Some of the statements contained in today’s presentation are forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private
Securities Litigation Reform Act of 1995. These statements include all financial projections and any declarations regarding management’s intents, beliefs or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,”
“estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology.
Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or
otherwise.A number of factors could cause actual results or outcomes to differ materially from those indicated by the forward-looking statements contained in this presentation. These factors include, but are not limited to, prevailing governmental policies and regulatory actions affecting the energy industry, including with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power expenses, and present or prospective wholesale and retail competition; changes in and compliance with environmental and safety laws and policies; weather conditions; population growth rates and demographic patterns; competition for retail and wholesale customers;
general economic conditions, including potential negative impacts resulting from an economic downturn; growth in demand, sales and capacity to fulfill demand; changes in tax rates or policies or in rates of inflation; rules and changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms;
restrictions imposed by Federal and/or state regulatory commissions, PJM and other regional transmission organizations (NY ISO, ISO New England), the North American Electric Reliability Council and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect our business and profitability; pace of entry into new markets; volatility in market demand and prices for energy, capacity and fuel; interest rate fluctuations and credit market concerns; and effects of geopolitical events, including the threat of domestic terrorism. Readers are referred to the most recent reports filed with the
Securities and Exchange Commission.

Pepco Holdings, Inc

Pepco Holdings, Inc

pepco
A PHI Company

delmarva power
A PHI Company

atlantic city electric
A PHI Company

conectiv energy

pepco Energy Services

PHI Overview
$8.9B LTM Revenues
$15.1B Total Assets
$5.2B Market Cap
1.8 Million Electric Customers
121,000 Gas Customers
Regulated
Electric
& Gas
Delivery
Business
Competitive
Energy/
Other
65% of Operating Income
35% of Operating Income
Financial and customer data as of September 30, 2007. Operating Income percentage calculations are for the twelve months ended September 30, 2007, net of special items. See appendix for details.
PHI Investments
Note:

Pepco Holdings, Inc

Power Delivery

	pepco (A PHI Company)	delmarva power (A PHI Company)		atlantic city electric (A PHI Company)
	Electric	Electric*	Gas	Electric
Customers	753,000	513,000	121,000	539,000
GWh	26,488	13,477	N/A	9,931
Mcf (000's)	N/A	N/A	18,300	N/A
Service Area	640 Square Miles	6,000 Square Miles	275 Square Miles	2,700 Square Miles
	District of Columbia, major portions of Prince George's and Montgomery Counties	Major portions of the Delmarva Peninsula	Northern Delaware	Southern New Jersey
Population	2.1 million	1.3 million	.5 million	1.0 million

Note: Based on 2006 Annual Data.

** Virginia Operations were sold 1/2/08*

Power Delivery Overview

Pepco Holdings, Inc

New Jersey
atlantic city electric
Maryland
pepco
Delaware
Virginia
delmarva power
Virginia
N

Power Delivery Overview (continued)
Commercial 46%
Diversified Customer Mix*
Residential 35%
Government 10%
Industrial 9%
* Based on 2006 MWh Sales; excludes Virginia operations sold on 1/2/08.
Regulatory Diversity*
District of Columbia
23%
New Jersey 20%
Delaware 17%
Maryland 40%
Combined Service Territory

Power Delivery Drivers of Growth
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Higher utility infrastructure investments
 ● Continued focus on reliability improvements and
 replacement of aging T&D equipment
 ● Transmission upgrades to support load growth and
 generation retirements
 ● Implementation of MAPP and Blueprint
● Constructive rate case outcomes
 ● 2007 decisions in Pepco and Delmarva MD electric cases
 and Delmarva DE gas case
 ● FERC order issued Nov. 16 authorizing a 50-basis point
 incentive ROE adder in recognition of RTO membership;
 applies to pre-2006 assets making the ROE for all
 transmission assets 11.3%
● Stable service territory with organic growth

Pepco Holdings, Inc

	Rate Base 12/31/2006	Construction Expenditures 2007-2012*
	(Dollars in Millions)	
Electric Distribution Rate Bases:		
Pepco	$ 1,799	$ 1,657
Delmarva Power	703	924
Atlantic City Electric	822	810
Total	3,324	3,391
Gas Distribution Rate Base:		
Delmarva Power	239	122
Electric Transmission Rate Bases:		
Pepco	335	687
Delmarva Power	295	1,080
Atlantic City Electric	274	294
Total	904	2,061
Total Regulated Assets	$ 4,467	$ 5,574

Significant Rate Base Growth
Note: See Safe Harbor Statement at the beginning of today’s presentation.
* Includes MAPP and Blueprint projects as described on pages 17 and 25.
 2007-2012 reflects the budget for 2007 of $581mm and the forecast for 2008-2012 of $4,993mm.

Pepco Holdings, Inc

(Dollars in Millions)	2008	2009	2010	2011	2012	5 Year Totals
Distribution:						
Customer Driven (new service connections, meter installations, highway relocations)	$ 152	$ 158	$ 171	$ 180	$ 187	$ 848
Reliability (facility replacements/upgrades for system reliability)	166	191	192	204	223	976
Load (new/upgraded facilities to support load growth)	71	91	74	81	170	487
Distribution - Blueprint:						
Advanced Metering & Data Mgmt.	55	118	118	99	85	475
Distribution Automation	6	12	18	14	14	64
Transmission:						
Mid-Atlantic Power Pathway	28	179	241	273	188	909
Generation Retirements (Benning & Buzzard and Indian River)	1	10	75	126	7	219
Reliability (facility replacements/upgrades for system reliability)	102	86	117	47	17	369
Load and Other	77	37	45	97	137	393
Gas Delivery	23	24	19	19	18	103
Information Technology	17	17	17	17	17	85
Corporate Support and Other	18	20	12	9	6	65
Total Power Delivery	**$ 716**	**$ 943**	**$1,099**	**$ 1,166**	**$1,069**	**$4,993**

Construction Forecast
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Summary - T&D Infrastructure Investment

William Gausman
Vice President, Asset Management
Transmission and Distribution
Review

1,600
1,400
1,200
1,000
800
600
400
200
0
Miles of Line
1,134
1,511
971
Atlantic City
Delmarva
Pepco

• Infrastructure investments driven by:
 • Upgrades due to load growth projected at 1.6% annually
 • Changing location of load centers as compared to the
 location of new generation sources
 • Upgrades due to normal replacement for reliability
 • Retirement of existing generation in PJM
• Total Miles of Transmission Lines - 3,616
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Transmission Overview

Lackawanna
Wilkes-Barre
Berwick
Susquehanna
Jefferson
Roseland
Newark
Trenton
Philadelphia
Cardiff
Salem
Dennis
Bedington
Baltimore
Kemptown
Steele
Meadow Brook
Loudoun
Washington, DC
Vienna
Indian River
Possum Pt.
Piney Grove
North Anna
Regional Transmission Projects
AEP/AP 765 kV
AEP/AP 500 kV
AP/Dominion 500 kV
PPL/PSE&G/First Energy 500 kV
MAPP Project 500 kV
Nuclear Generation
Fossil Generation
Substation

• 230 mile, 500kV line originating in northern Virginia, crossing Maryland, traveling up the Delmarva Peninsula and into southern New Jersey
• Preliminary cost estimate - $1.05 billion; completion by 2013
• ROE authorized in FERC formula rates - 11.3%
Status of the MAPP Project
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Mid-Atlantic Power Pathway (MAPP) Project
• PJM Board approved the
 500kV portion of the
 project on 10/17/07
• PJM evaluating the 230kV
 upgrades for local
 reliability and in support
 of the retirement of
 generation at Indian River;
 decision expected in 2008
• PHI continues to evaluate
 the installation of a Direct
 Current (DC) system under
 the Bay

Permitting & Right of Way
Construction
Oct.
2007*
2008
2009
2010
2011
2012
2013
Possum Pt. to
Calvert Cliffs
24 Months
48 Months
36 Months
20 Months
24 Months
36 Months
Vienna to
Indian River
Indian River
to Salem
Calvert
Cliffs to
Vienna
(Chesapeake Bay
Crossing)
54 Months
18 Months
Mid-Atlantic Power Pathway Project - Timeline
Note:  See Safe Harbor Statement at the beginning of
 today’s presentation.
* PJM approval.

The ability to complete this project rests with two key elements -
communication of the need for the line and compliance with
environmental regulations
Mid-Atlantic Power Pathway Project - Next Steps
● PHI and PJM are reviewing different technologies for performing the Chesapeake Bay crossing; PHI expected to have
 recommendation to PJM in February 2008
● Environmental studies starting in early 2008
● Certificate of Public Convenience and Necessity (CPCN) is
 expected to be applied for with the Maryland PSC in late 2008 into 2009
● Maryland PSC coordinates all studies and approves construction of the line in Maryland via the issuance of the CPCN
● No single agency performs the coordination role in Delaware;
 PHI will work with the individual agencies to obtain the necessary permits and approvals

Mid-Atlantic Power Pathway Project -
Communications Approach
• Each major segment has its own unique communications
 plan and outreach approach
• PHI is informing policy-makers and local leaders at every
 step of the project
• PHI is holding community information meetings along
 each major segment
• MAPP Representatives are meeting with community-
 based and environmental organizations
• During the next year, PHI will establish Citizens’ Advisory
 Committees in several regions along the line
• A project Web site (www.powerpathway.com) with up-to-
 date information for the public will go live in January 2008

Environmental Stewardship

The MAPP project will be sensitive to environmental concerns:
 • A majority of the project will be built on, or adjacent to, existing rights of way
 • The line will include an underwater crossing of the Chesapeake Bay using the most advanced underwater line placement technology
 • MAPP will use environmentally-conscious construction techniques to minimize its impact
 • Full environmental impact studies will be developed for all sensitive areas and the public will be encouraged to provide input during this process
 • PHI regularly assesses the impact of its operations on the environment to ensure that we are meeting our environmental obligations
 • Throughout the MAPP project, we will work with local, state and federal regulatory agencies as well as environmental organizations to address wildlife, vegetation, aquatic and other environmental concerns

CABLE BURIAL TECHNIQUES
MATTING IN WETLANDS
USE OF HELICOPTER SETTING POLES
Environmental Stewardship

Pepco	Delmarva Power	Atlantic City Electric	500 kV Total
2008	$ 17	$ 11	$ -	$ 28
2009	72	107	-	179
2010	30	210	1	241
2011	-	271	2	273
2012	-	185	3	188
2013	-	120	21	141
TOTAL	$ 119	$ 904	$ 27	$ 1,050

Pepco Holdings, Inc

Mid-Atlantic Power Pathway Project -
Preliminary Cost and Timing
Note: See Safe Harbor Statement at the beginning of today’s presentation.
(Dollars in Millions)
Recovery of costs is determined by PJM/FERC and will include more than PHI customers in each jurisdiction.
Excludes proposed 230kV being evaluated by PJM; excludes cost of a possible Direct Current (DC)
underwater bay crossing.

Age Breakdown of PJM System 500/230kV Transformer Units
Includes Spares
Key: [age group, quantity, % of total]
0-4, 25, 12%
5-9, 18, 8%
10-14, 13, 6%
15-19, 20, 9%
20-24, 21, 10%
25-29, 13, 6%
30-34, 51, 25%
35-39, 49, 23%
40-44, 3, 1%

Miles

Age of PHI Transmission Lines
0
100
200
300
400
500
600
700
800
900
1,000
0-10
11-20
21-30
31-40
41-50
> 51
Age
Continued Focus on Reliability
Opportunity for significant
 transmission investment
 • Upgrade aging lines
 • Proactive evaluation and
 replacement of 500 kV
 transformers

Pepco Holdings, Inc

[redacted]

Primary Fuel Type
Oil Total
35%
Other Gas Total
1%
Coal Total
41%
Kerosene Total
2%
Natural Gas Total
21%

Generation Plant Age Chart
1-10 Yrs
8%
11-20 Yrs
21%
21-30 Yrs
6%
31+ Yrs
65%

* Includes generation not owned by PHI.
Total Generation within PHI Service Area*
Supporting Generation Retirements
• Within the PHI service area,
 88% of the coal generation and
 73% of the oil generation is
 older than 30 years
• Environmental regulations may
 cause some coal and oil
 generation to retire because it
 is not economical to meet the
 new restrictions
• Increased transmission, new
 generation and energy
 efficiency and demand
 response initiatives will be
 required to replace this
 generation

Infrastructure investments driven by:
• Customers - new service connections, meter installations,
 highway relocations
• Reliability - facility replacements/upgrades
• Load growth - new and upgraded facilities to support load
 growth
PHI Distribution System
Number of Substations	364
Overhead Lines (Miles)	65,687
Underground Feeder Cable (Miles)	29,580
Distribution Overview

0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
0 - 10
11 - 20
21 - 30
31 - 40
> 40
Age
PHI Distribution Cable Miles by Age
Continued Focus on Reliability
PHI is addressing the need for increased reliability by:
• Increasing the total quantity of underground cable replacement
• Replacement of 12 kV, 25kV and 69kV oil circuit breakers
• Replacement and Conversion of 4kV equipment and lines
• Increased focus on circuits most impacted by storms and outages

 Energy Efficiency
• Energy Star Appliances
• Efficient Heat Pumps
• Efficient Lighting
 Demand Response
•Smart Thermostats
• Innovative Rate Structures
 Renewable Energy
•Net Energy Metering
• Green Choice
Blueprint for the Future
• Responsive to customer expectations:
 – Managing energy costs
 – Enhancing reliability
 – Protecting the environment
• Includes significant investment:
 – Advanced metering
 – Demand side management
  applications
 – Distribution automation
 – Customer information systems
• Programs will provide the tools customers need to move into thefuture:

• Multi-year effort across PHI service territory
• Regulatory support is essential

Pepco Holdings, Inc

1000
800
600
400
200
0
MW
AMI-Enabled Critical Peak
AMI-Enabled Direct Load Control
Energy Efficiency
2009 2010 2011 2012 2013
CPP-Voluntary
2009 2010 2011 2012 2013
CPP-Default

Note: See Safe Harbor Statement at the beginning of today’s presentation.
* PHI territories
AMI - Advanced Metering Infrastructure
CPP - Critical Peak Pricing
Blueprint for the Future -
Estimated Peak Load Reductions*

Blueprint for the Future - Status
● In Delaware, an order was issued March 20 opening a proceeding to consider the filing
 ● Docket No. 07-28

 ● Workshop meetings held
 ● AMI Business Case filed Aug. 29
 ● Data requests/responses submitted Sept./Oct.
 ● Staff filed interim status report on Nov. 16
● In Maryland, an order was issued on June 8 for a “two track approach”
 ● Established a Pepco/Delmarva collaborative on near-term DSM initiatives
 ● Created a state-wide collaborative on advanced metering and DSM initiatives
 ● Case No. 9111
 ● Order No. 81618 issued Sept. 19 approving first Blueprint program - Compact
 Fluorescent Light Bulbs; surcharge for cost recovery
 ● Plans for AMI and DSM programs filed on Oct. 26; AMI Business Case filed Dec. 21
 ● PSC directed Pepco and Delmarva to file a program for Demand Response Service by Feb. 15
 ● Maryland distribution rate case orders issued July 19 included the approval of a decoupling mechanism for Pepco and Delmarva
● In the District of Columbia, an order was issued on April 23 opening a proceeding to consider the filing
 ● Formal Case No. 1056
 ● Business Case filed Oct. 1; comments due Nov. 13 with reply comments filed Dec. 13
● In New Jersey, the filing was docketed opening a proceeding to consider the case
 ● Docket No. EO07110881
 ● AMI Business Case included in filing

Pepco Holdings, Inc

	2008	2009	2010	2011	2012	Total
Advanced Metering Infrastructure	$ 45	$ 118	$ 118	$ 99	$ 85	$ 465
Distribution Automation	6	12	18	14	14	64
Meter Data Management System	10	-	-	-	-	10
Total	$ 61	$ 130	$ 136	$ 113	$ 99	$ 539

Blueprintfor the Future -
Estimated Capital Cost and Timing *
Note: See Safe Harbor Statement at the beginning of today’s presentation.
(Dollars in Millions)
Excludes CIS improvement; excludes additional Blueprint related program costs proposed to be deferred and recovered via surcharge (i.e. Smart Thermostats)
*

Paul Barry
Senior Vice President & CFO
Summary

Summary
• Significant investment planned for the
 regulated Power Delivery utility
 business over the next several years
• Solid track record of execution,
 including success in siting and building
 transmission
• Stable returns encourage investment -
 11.3% return on transmission assets
• Constructive distribution rate case
 outcomes in MD and DE
• Power Delivery focus results in steady
 long-term earnings and dividend
 growth
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Positioned for Success Today…
Building for Success Tomorrow
Wall Street Access/Berenson & Company
Wall Street Access/Berenson & Company
Paul Barry, Senior Vice President & CFO
Paul Barry, Senior Vice President & CFO
William Gausman, Vice President, Asset Management
William Gausman, Vice President, Asset Management
January 9, 2008
January 9, 2008

Appendix

Pepco Holdings, Inc

	Power Delivery	Conectiv Energy	Pepco Energy Services	Other Non-Regulated	Corporate & Other	PHI Consolidated
Reported Segment Operating Income	$504.8	$134.2	$49.3	$73.4	$1.1	$762.8
Percent of operating income	*66.2%*	*17.6%*	*6.5%*	*9.6%*	*0.1%*	*100.0%*
Special Items included in Operating Income						
Impairment loss on energy services assets			0.2			0.2
Mirant damage claims settlement	(33.4)					(33.4)
Maryland income tax refund fees	2.9					2.9
Operating Income excluding Special Items	$474.3	$134.2	$49.5	$73.4	$1.1	$732.5
Percent of operating income excluding special items	*64.8%*	*18.3%*	*6.8%*	*10.0%*	*0.1%*	*100.0%*

Reported Operating Income Reconciled to Operating Income Excluding Special Items
For the twelve months ended September 30, 2007
(Dollars in Millions)
Note: Management believes the Special items are not representative of the Company’s ongoing business operations.
Reconciliation of Operating Income